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                                                                   Exhibit 10.17


                           Asset Purchase Agreements
                           -------------------------

        Attached is the Asset Purchase Agreement dated March 9, 1994 between the Company and American Western. Substantially identical agreements were entered into with Poly-Tech and Rhino-X on the same date.

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                            ASSET PURCHASE AGREEMENT
                            ------------------------

        AGREEMENT effective as of January 1, 1994, by and among Carlisle Plastics, Inc., a Delaware corporation (the "Buyer"), and American Western Corporation, a Delaware corporation (the "Seller").

        WHEREAS, the Seller desires to sell and transfer to the Buyer, and the Buyer desires to purchase and acquire from the Seller, all of the raw materials, inventory, work in process, finished products and accounts of the Seller used by the Seller or relating to the fabrication, manufacture, marketing, distribution and sale of plastics film products, molded plastic products and related products (the "Purchased Assets") upon the terms, conditions and provisions hereinafter set forth.

        NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

                                   ARTICLE I

                          PURCHASE AND SALE OF ASSETS
                          ---------------------------

        1.1 ASSET PURCHASE. On and subject to the terms and conditions set forth in this Agreement, the Buyer hereby purchases from Seller, and the Seller hereby sells, transfers, assigns, conveys and delivers to the Buyer, free and clear of all liens, charges, claims, pledges, encumbrances, security interests, purchase rights and mortgages or any other limitations or restrictions whatsoever but subject to customer claims of offset and adjustment, all right, title and interest in the following assets of the Seller (the "Purchased Assets"):

                (a) Accounts as such term is defined in the Uniform Commercial Code, of Seller including (a) all accounts receivable, other receivables, book debts and other forms of obligations, but excluding accounts receivables and other obligations existing from related or affiliated companies, (b) all of Seller's rights in, to and under the purchase orders or receipts for goods or services, (c) all of Seller's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all monies due or to become due to Seller under all purchase orders and contracts for the sale of goods or the performance of services or both by Seller or in connection with any other transaction (whether or not yet earned by performance on the part of Seller) including the right to receive the proceeds of said purchase orders and contracts, and (e) all collateral security and guarantees

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        of any kind given by any party with respect to  any of the foregoing.

                (b) Inventory as such term is defined in the Uniform Commercial Code, of the Seller wherever located including inventory, merchandise, goods and other personal property which are held by or on behalf of Seller, for sale or lease or are furnished or are to be furnished under a contract of service or which constitute finished goods raw materials, work in process or materials used or consumed or to be used or consumed in Seller's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including other supplies.

Coincident with such sale, transfer, assignment and conveyance, and upon payment of the purchase price as contemplated by Section 1.2 of this Agreement, the Seller shall deliver to the Buyer possession of the properties and assets so conveyed and Seller will warrant and defend the sale of the Purchased Assets hereby made to Buyer, its successors and assigns, against all parties claiming the whole or any part thereof.

        1.2 CONSIDERATION FOR ASSETS. In full consideration of, and in exchange for, the sale of the Purchased Assets Buyer hereby pays to the Seller an amount equal to the sum of the book value of the Assets according to Generally Accepted Accounting Principles (the "Purchase Price") which amount will be credited to the account currently existing between Buyer and Seller or other amounts owing by Seller to Buyer.

        1.3 LIABILITIES NOT ASSUMED. Except for contractual obligations accruing after the date hereof under any purchase order, contract or agreement constituting part of the Purchased Assets, Buyer does not assume and Seller shall indemnify and hold Buyer harmless against, any liability, obligation or claim whatsoever not included as part of the Purchased Assets.

                                   ARTICLE II

            REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SELLER
            --------------------------------------------------------

        As an inducement to the Buyer to enter into this Agreement, the Seller hereby represents and warrants to, and agrees with, the Buyer that the Seller is the sole owner of the Purchased Assets and owns good and marketable title, free and clear of all liens, charges, purchase rights, claims, pledges, mortgages, security interests, encumbrances, or other limitations or restrictions whatsoever, to all of the Purchased Assets.

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                                  ARTICLE III

                             ADDITIONAL AGREEMENTS
                             ---------------------

        The Seller will execute and deliver such further instruments of conveyance and transfer and take such additional action as the Buyer may reasonably request to effect, consummate, confirm or evidence the transfer to the Buyer (or its designees) of the Purchased Assets. The Seller will execute such documents as may be necessary to assist the Buyer in preserving or perfecting its rights in the Purchased Assets.

                                   ARTICLE IV

                                 MISCELLANEOUS
                                 -------------

        4.1 ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other party.

        4.2 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

        4.3 NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any person.

        4.4 CAPTIONS. The captions used in this Agreement are for convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement will be enforced and construed as if no caption had been used in this Agreement.

        4.5 COMPLETE AGREEMENT. This document and the documents referred to herein contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way. There

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are no restrictions, promises, warranties, covenants, or undertakings, other than those expressly provided for herein.

        4.6 COUNTERPARTS. This Agreement may be executed in one or more counterparts all of which taken together will constitute one and the same instrument.

        4.7 GOVERNING LAW. The law of the State of Minnesota will govern all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


Dated:  March 9, 1994              Dated:  March 9, 1994
        --------------------               --------------------
AMERICAN WESTERN CORPORATION       CARLISLE PLASTICS, INC.


By  /s/ Rajiv P. Bhatt             By /s/ Rajiv P. Bhatt
  --------------------------         --------------------------
Its  Vice President                Its Chief Financial Officer
     -----------------------          -------------------------


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